                                  SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                     /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:



/ /  Preliminary Proxy Statement                          / / Confidential, For Use of the Commission Only
/X/  Definitive Proxy Statement                                    (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12



                            WHITE PINE SOFTWARE, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

     (5) Total fee paid:

         ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

     --------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         ----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement no.:

         ----------------------------------------------------------------------

     (3) Filing Party:

         ----------------------------------------------------------------------

     (4) Date Filed:

         ----------------------------------------------------------------------

[WHITE PINE
   LOGO]


                           WHITE PINE SOFTWARE, INC.
                               542 Amherst Street
                          Nashua, New Hampshire 03063

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS


Dear Stockholder:

     We invite you to attend our 1999 Annual Meeting of Stockholders, which is being held as follows:



DATE:             Wednesday, July 28, 1999

TIME:             10 A.M.

LOCATION:         Foley, Hoag & Eliot LLP
                  One Post Office Square
                  Sixteenth Floor
                  Boston, Massachusetts  02109



     At the Meeting, we will ask you and our other stockholders to:

           - elect four directors, who would constitute our entire board of directors;

           - approve the amendment of our Employee Stock Purchase Plan, principally to increase the number of available shares; and

           -   consider any other business properly presented at the Meeting.

     You may vote on these matters in person or by proxy. Whether you plan to attend the Meeting or not, we ask that you complete and return the enclosed proxy card promptly in the enclosed addressed, stamped envelope so that your shares will be represented and voted at the Meeting in accordance with your wishes. If you attend the Meeting, you may withdraw your proxy and vote your shares in person. Only stockholders of record at the close of business on May 31, 1999 may vote at the Meeting.


                                        By order of the board of directors,


                                                 Mark L. Johnson
                                                    SECRETARY


Boston, Massachusetts
June 15, 1999

                                 PROXY STATEMENT
                                     FOR THE
                            WHITE PINE SOFTWARE, INC.
                       1999 ANNUAL MEETING OF STOCKHOLDERS


                                TABLE OF CONTENTS



                                                                                            PAGE
                                                                                            ----

                         INFORMATION ABOUT THE MEETING

This Proxy Solicitation.................................................................    2
How to Vote.............................................................................    2
Quorum Required to Transact Business....................................................    3
Availability of Auditors................................................................    3


                            DISCUSSION OF PROPOSALS

Proposal to Elect Directors.............................................................    4
Proposal to Approve the Amendment of Our Employee Stock Purchase Plan...................... 5
Other Matters...........................................................................    9
Stockholder Proposals for 2000 Annual Meeting...........................................    9


                     ADDITIONAL INFORMATION ABOUT DIRECTORS

Board Meetings..........................................................................   10
Board Committees........................................................................   10
Director Compensation...................................................................   10


                      INFORMATION ABOUT EXECUTIVE OFFICERS

Background Information About Executive Officers.........................................   12
Executive Officer Compensation..........................................................   12
   Summary Compensation Table for 1996, 1997 and 1998...................................   12
   Option Grants in 1998................................................................   13
   Aggregated Option Exercises in 1998 and Option Values at December 31, 1998...........   14
Related Party Transactions..............................................................   14


                       INFORMATION ABOUT STOCK OWNERSHIP

Stock Owned by Directors, Executive Officers and Greater-than-5% Stockholders...........   15
Section 16(a) Beneficial Ownership Reporting Compliance.................................   17

EXHIBIT A.  1996 Amended and Restated Employee Stock Purchase Plan......................  A-1


                         INFORMATION ABOUT THE MEETING


THIS PROXY SOLICITATION

     We have sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the Meeting (including any adjournment or postponement of the Meeting).

     - THIS PROXY STATEMENT summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

     - THE PROXY CARD is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

     We are paying the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by mail, telephone or telegraph. We expect that the expense of any solicitation will be nominal. We will reimburse brokers and other nominee holders of shares for expenses they incur in forwarding proxy materials to beneficial owners of those shares. We have not retained the services of any proxy solicitation firm to assist us in this solicitation.

      We mailed this proxy statement and the enclosed proxy card to stockholders for the first time on or about June 15, 1999. In this mailing, we included a copy of our 1998 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 as filed with the Securities and Exchange Commission.

HOW TO VOTE

     You are entitled to one vote at the Meeting for each share of common stock registered in your name at the close of business on May 31, 1999. The proxy card states the number of shares you are entitled to vote at the Meeting.

     You may vote your shares at the Meeting in person or by proxy:

     - TO VOTE IN PERSON, you must attend the Meeting, and then complete and submit the ballot provided at the Meeting.

     - TO VOTE BY PROXY, you must complete and return the enclosed proxy card. Your proxy will be valid only if you sign, date and return it before the Meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the Meeting in the manner you specify in the proxy card. If you complete all of the proxy card except the voting instructions, then the designated persons will vote your shares for the election of the nominated directors and for the approval of the amendment of our Employee Stock Purchase Plan. If any other business properly comes before the meeting, the designated persons will have the discretion to vote as they deem appropriate.

     If you complete and return a proxy, you may revoke it at any time before it is exercised by taking one of the following actions:

     - send written notice of your revocation to our Secretary at the following address:

                Mark L. Johnson
                Foley, Hoag & Eliot LLP
                One Post Office Square
                Boston, Massachusetts 02109

     -   send us another signed proxy with a later date; or

     - attend the Meeting, notify the Secretary that you are present, and then vote in person.

QUORUM REQUIRED TO TRANSACT BUSINESS

     At the close of business on May 31, 1999, 10,626,163 shares of common stock were outstanding. Our by-laws require that a majority of the outstanding common stock be represented, in person or by proxy, at the Meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists.

AVAILABILITY OF AUDITORS

     Our board of directors has selected Ernst & Young LLP as independent public accountants to audit our financial statements for the fiscal year ending December 31, 1999. Ernst & Young LLP have served as our auditors since February 1994. We expect that representatives of Ernst & Young LLP will attend the Meeting and will have an opportunity to make a statement if they desire to do so. We also expect that these representatives will be available to respond to appropriate questions.

                            DISCUSSION OF PROPOSALS


PROPOSAL TO ELECT DIRECTORS

     The first proposal on the agenda for the Meeting is the election of four persons to serve as directors for one-year terms beginning at the Meeting and ending at our 2000 Annual Meeting of Stockholders. Our board of directors is not classified.

     Our board has nominated our four current directors for re-election. Brief biographies of the nominees, as of June 15, 1999, follow. You will find information about their stock holdings on page 15.



ARTHUR H. BRUNO            Mr. Bruno has served as a director since February 1994 and as Chairman of the
                           Board since June 1997.  He is a member of our board's Audit and Compensation
                           Committees.  He has been Chairman of Castelle, Inc., a networking and telecommunications company, since October 1993 and has been its Chief
                           Executive Officer since November 1997.  He was Castelle's Chief Executive
                           Officer from October 1993 through April 1997 and its President from October
                           1993 through April 1997.  Mr. Bruno was our Chairman and Chief Executive
                           Officer from 1991 to 1993.  He is 65 years old.

KILLKO A. CABALLERO        Mr. Caballero has served as a director since November 1995. He has been
                           Chief Executive Officer since December 1998 and President since August
                           1997. He served as interim President during June and July 1997 and as
                           Senior Vice President of Research and Development and Chief Technology
                           Officer from November 1995 until June 1997. Mr. Caballero was a co-founder of White Pine Software, Europe and served as President,
                           Chief Executive Officer and Chairman of the Board of White Pine
                           Software, Europe from July 1991 until November 1995. He is 39 years old.

JONATHAN G. MORGAN         Mr. Morgan has served as a director since May 1996 and is a member of our board's Audit and Compensation Committees.  He has been Managing Director/
                           Group Head of Investment Banking-Technology of Prudential Securities
                           Incorporated, an investment banking firm, since June 1993.  He is 44 years old.

ADAM STETTNER              Mr. Stettner has served as a director since March 1999. He has been Managing
                           Director of the Special Situations Technology Fund, an investment fund, since April 1997 and President of Stettner Consultants, Inc., a
                           computer consulting company, since 1989. He is 35 years old.



     If for any reason any of the nominees becomes unavailable for election, the persons designated in the proxy card may vote the proxy to elect a substitute. Each of the four nominees has consented to serve as a director if elected, and we have no reason to believe that any of the nominees will become unavailable for election.

     The four nominees receiving the greatest number of votes cast will be elected as directors. We will not count abstentions or broker non-votes when we tabulate votes cast for the election of directors.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF MESSRS. BRUNO, CABALLERO, MORGAN AND STETTNER.

PROPOSAL TO APPROVE THE AMENDMENT OF OUR EMPLOYEE STOCK PURCHASE PLAN

     The second proposal on the agenda for the Meeting is the approval of certain amendments to our Employee Stock Purchase Plan.

     Our board adopted the plan in July 1996 and our stockholders approved it later that month. The plan became effective on October 17, 1996. We adopted the plan in order to provide a means for our employees and the employees of certain of our subsidiaries to acquire or increase their ownership interests in our company.

     In December 1998, our board amended the plan to:

          - increase the total number of shares available for issuance under the plan from 100,000 to 200,000;

          - remove restrictions on the eligibility of officers who are "highly compensated employees" within the meaning of
              Section 414(q) of the Internal Revenue Code to participate in the plan;

          - clarify that, in the event of a vacancy in the office of Treasurer, our chief financial officer will fulfill the responsibilities of the Treasurer under the plan;

          - reduce from 20 days to 5 business days the amount of advance notice that employees must provide to us in order to participate in any offering under the plan; and

          - provide for the automatic re-enrollment of participants in the plan.

The full text of the plan, as amended by our board in December 1998, is attached as EXHIBIT A to this proxy statement.

     Our board believes that these amendments will enable us to attract, motivate and retain valued employees and will ease some of the administrative burdens of the plan. Accordingly, our board recommends that stockholders approve the amendments to the plan. A majority of the votes properly cast by stockholders on the proposal at the Meeting is necessary to approve these amendments. We will not count abstentions and broker non-votes when we tabulate votes cast on the approval of these amendments.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENTS TO OUR EMPLOYEE STOCK PURCHASE PLAN.

                   SUMMARY OF THE EMPLOYEE STOCK PURCHASE PLAN

     The following discussion is a summary of the material terms and provisions of the plan, as amended by our board. This summary, however, does not purport to be a complete description of the plan. For the full text of the plan, please see EXHIBIT A.

GENERAL INFORMATION

     The plan, which is intended to qualify under Section 423 of the Internal Revenue Code, permits eligible employees to purchase, in one or more six-month offerings, shares of our common stock through payroll deductions at a discount from market price. On June 8, 1999, the closing sale price of our common stock on the Nasdaq National Market was $4.375 per share.

ADMINISTRATION

     The plan is administered by the Compensation Committee of our board of directors. Under the plan, the Compensation Committee has the authority to interpret and construe the plan and to adopt rules and regulations for administering the plan.

ELIGIBILITY AND PARTICIPATION

     The plan provides that employees are eligible to participate in the plan if, on the first day of a six-month offering period, they have completed six months of continuous service as an employee of our company or of any subsidiary of our company designated by our board. An employee is not eligible to participate in the plan, however, if the employee would own stock and/or hold options to purchase stock (including options granted under the plan) having 5% or more of the total combined voting power or value of all classes of stock of our company or any of our subsidiaries. Moreover, an employee is not eligible to participate in the plan if his or her participation in the plan would permit his or her rights to purchase stock under the plan (and any other stock purchase plans of our company or any subsidiary of our company) to exceed $25,000 of the fair market value of the stock for each calendar year.

     Before the amendment of the plan in December 1998, officers who were "highly compensated employees" within the meaning of Section 414(q) of the Internal Revenue Code were not eligible to participate in the plan. Our board concluded that this restriction was unnecessary for the plan to qualify under
Section 423 of the Internal Revenue Code and, accordingly, voted to remove the restriction.

     Participation in the plan is entirely voluntary. Eligible employees participate in the plan through a series of payroll deductions. Participants may elect to contribute up to 6% of their compensation toward the purchase of shares under the plan. We do not pay interest on any amounts in participants' payroll deduction accounts.

     At May 31, 1999, 95 employees were eligible to participate in the plan.

SHARES SUBJECT TO THE EMPLOYEE STOCK PURCHASE PLAN

     The maximum number of shares of common stock available for purchase by employees under the plan is 200,000, subject to adjustment for certain changes in our capitalization. If any option granted under the plan terminates without having been exercised, the stock not purchased under the option will again become available for purchase under the plan. The shares subject to the plan may be unissued shares, reacquired shares bought on the market or otherwise, or shares purchased by a designated broker. If the total number of shares for which employees have exercised their options exceeds the number of shares available for purchase under the plan, the Compensation Committee will make a PRO RATA allocation of the shares available for distribution in an equitable manner.

GRANTS OF OPTIONS AND PURCHASE PRICE

     Under the plan, the Compensation Committee determines the first and last day of each offering period. To date, offering periods have begun in the second week of May and November in each year.

     On the first day of each six-month offering period, we grant each participant an option to purchase a specific number of shares of our common stock. We determine the number of shares subject to the option by dividing the participant's aggregate withheld compensation by 85% of the fair market value of our common stock on the date of grant, and then multiplying the resulting number by two.

     The purchase price of options granted under the plan is 85% of the lower of the last trading price of the common stock on the Nasdaq National Market on the first day or on the last day of each six-month offering period.

EXERCISE OF OPTIONS

     Under the plan, we deem each participant to have exercised his or her option on the last day of the offering period unless the participant has previously given the appropriate officer written notice that he or she wishes to withdraw the payroll deductions credited to his or her account under the plan. We deem the participant to have purchased the maximum number of whole shares of our common stock that the accumulated payroll deductions in the participant's account will purchase at the applicable option price, but not more than the number of shares subject to the option granted to the participant.

     In general, we return to the participants any cash in their payroll deduction accounts in excess of the aggregate purchase price of the shares they purchase.

WITHDRAWAL AND TERMINATION

     A participant may voluntarily withdraw from an offering under the plan by giving written notice of withdrawal to the appropriate officer. Following withdrawal, we will make no further payroll deductions from the participant's pay during the offering period. A participant who withdraws from an offering will be eligible to participate in subsequent offerings under the plan if he or she is otherwise eligible.

     Upon termination of a participant's employment for any reason, including retirement but excluding death, we will return all amounts in the participant's payroll deduction account to the participant or, in the event of death, to his or her designated beneficiaries or estate. Upon termination of employment because of death, the participant's designated beneficiaries may elect, within 90 days of the participant's death, either to withdraw all amounts in the participant's payroll deduction account or to exercise the participant's option to purchase stock on the last day of the offering period.

TRANSFER AND ASSIGNMENT

     No participant may assign, transfer, pledge or otherwise dispose of any payroll deductions credited to the participant's account under the plan, nor any rights to purchase or receive common stock under the plan, except by will or the laws of descent and distribution. The plan permits us to treat any attempt to do so as an election to withdraw funds from the plan.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     The plan provides for adjustments to the shares subject to the plan upon certain changes in our capitalization. If we subdivide or reclassify our common stock, declare dividends payable in shares of common stock or take any other action of a similar nature affecting our common stock, then the number and class of shares subject to the plan will be adjusted accordingly. The plan further provides that, if any options are outstanding under the plan at the time the action takes place, the number, class and purchase price of shares subject to the options will be adjusted to the extent that the Compensation Committee determines is necessary to preserve the rights of the holders of the options.

     The plan also provides that if we merge into or consolidate with another corporation, the holders of outstanding options will be entitled to receive upon exercise of the options the same securities or property that the holders of our common stock were entitled to receive in the merger or consolidation. The plan permits the Compensation Committee to determine, in accordance with the plan, the kind and amount of such securities or property that the holders of options will receive. For these purposes, the plan deems a sale of all or substantially all of our assets to be a merger or consolidation.

AMENDMENT AND TERMINATION OF THE EMPLOYEE STOCK PURCHASE PLAN

     Our board of directors may amend or terminate the plan at any time. No amendment may make any change in any outstanding option that would adversely affect the rights of the holder of the option. Termination of the plan will not affect any outstanding options.

ERISA AND OTHER QUALIFICATIONS

     The plan is not subject to the provisions of the Employee Retirement Income Security Act and is not qualified as an employee pension benefit plan under
Section 401(a) of the Internal Revenue Code.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

     A participant in the plan recognizes no taxable income either as a result of participation in the plan or upon exercise of an option to purchase shares of common stock under the plan.

     If a participant disposes of shares purchased upon exercise of an option granted under the plan within two years from the first day of the applicable offering period or within one year from the exercise date (a "disqualifying disposition"), the participant will realize ordinary income in the year of disposition equal to the amount by which the fair market value of the shares on the date the participant purchased the shares exceeded the purchase price. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after this basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than 12 months or short-term if the participant's holding period is 12 months or less.

     If the participant disposes of shares purchased upon exercise of an option granted under the plan at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of
(a) the excess of the fair market value of the shares on the date of disposition over the exercise price or (b) the excess of the fair market value of the shares on the first day of the applicable offering period over the exercise price. The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition of the shares after this basis adjustment will be a capital gain, long-term or otherwise, depending upon the holding period measured from the exercise date. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income, and any loss recognized will be a capital loss, long-term or otherwise, depending upon the holding period measured from the exercise date.

     If the participant still owns the shares at death, the lesser of (a) the excess of the fair market value of the shares on the date of death over the exercise price or (b) the excess of the fair market value of the shares on the first day of the offering period in which the shares were purchased over the exercise price will constitute ordinary income in the year of death.

     We will generally be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of such disposition. In all other cases, we are not entitled to any tax deduction.

     The foregoing discussion is only a summary of the effect of the United States income tax laws and regulations upon an employee and us with respect to an employee's participation in the plan. This summary does not purport to be a complete description of all federal tax implications of participation in the plan, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax. WE STRONGLY URGE PARTICIPANTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE APPLICATION OF THE VARIOUS TAX LAWS THAT MAY APPLY TO THEIR PARTICULAR SITUATIONS.

OTHER MATTERS

     Neither we nor our board of directors intends to propose any matters at the Meeting other than the election of directors and approval of the amendment of our Employee Stock Purchase Plan. Neither we nor our board knows of any matters to be proposed by others at the Meeting.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     A stockholder who intends to present a proposal at the 2000 Annual Meeting of Stockholders for inclusion in our 2000 proxy statement must submit the proposal by February 16, 2000 or, if we hold the 2000 Annual Meeting more than 30 days before or after July 27, 2000, a reasonable time before we begin to print and mail our proxy statement. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and must comply with certain procedures established by the Securities and Exchange Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to our Secretary at the address set forth on page 3.

     In addition, in accordance with our by-laws, a stockholder wishing to bring an item of business before the 2000 Annual Meeting or to nominate any person for election to our board of directors at the 2000 Annual Meeting must deliver proper notice of the item of business or nomination to us at our offices no later than May 27, 2000, even if the item or nomination is not to be included in our proxy statement. If we hold the 2000 Annual Meeting before July 26, 2000 and we give less than 70 days' notice or prior public disclosure of the date of the meeting, then the stockholder must deliver such notice to us at our offices no later than the tenth day after the earlier of (1) the day on which we mailed notice of the date of the meeting and (2) the day on which we publicly disclosed the date of the meeting. The notice must include certain specific information regarding the proposed item of business or nominee, the stockholder making the proposal, other stockholders known to support the proposal, their stock ownership and their interest in the proposal.

                     ADDITIONAL INFORMATION ABOUT DIRECTORS


BOARD MEETINGS

     During 1998 our board of directors held three meetings and acted by unanimous written consent two times. During his tenure, each of our directors attended at least 75% of the meetings held by our board and board committees on which he served.

BOARD COMMITTEES

     Our board of directors has appointed an Audit Committee and a Compensation Committee. Our board has not appointed a standing Nominating Committee.

     The Audit Committee reviews the results and scope of the annual audit of our financial statements conducted by our independent auditors and our policies and procedures with respect to our internal accounting and financial controls. The Audit Committee also makes recommendations to our board on the engagement of our independent auditors, as well as other matters referred by our board. The Audit Committee met once in 1998. The Audit Committee consists of Arthur Bruno and Jonathan Morgan, each of whom attended the meeting of the Audit Committee held in 1998.

     The Compensation Committee provides recommendations concerning salaries, incentives and other compensation for our directors, officers, employees and consultants. The Compensation Committee also administers our stock option plans and our Employee Stock Purchase Plan. During 1998 the Compensation Committee met four times. The Compensation Committee consists of Arthur Bruno and Jonathan Morgan, each of whom attended each of the meetings of the Compensation Committee held in 1998.

DIRECTOR COMPENSATION

     We do not pay fees to our directors, and we presently have no plans to pay directors' fees. We grant stock options to our non-employee directors pursuant to our Director Stock Option Plan. The purpose of the Director Stock Option Plan is to encourage ownership of common stock by our non-employee directors in order to help us attract and retain directors of exceptional competence and to furnish an added incentive for non-employee directors to increase their efforts on our behalf. Arthur Bruno, Jonathan Morgan and Adam Stettner are non-employee directors for purposes of the Director Stock Option Plan.

     Under the terms of the Director Stock Option Plan, we grant automatic formula stock options to non-employee directors as follows:

     - upon a non-employee director's initial election, he or she is entitled to receive a stock option to purchase 15,000 shares of common stock; and

     - upon a non-employee director's re-election, he or she is entitled to receive a stock option to purchase 10,000 shares of common stock, as long as he or she has served as a non-employee director for at least the three months immediately preceding the meeting at which he or she is re-elected.

The exercise price of the options granted under the Director Stock Option Plan must equal the fair market value of our common stock on the grant date. Each option granted under the Director Stock Option Plan is subject to vesting under the terms of such plan and expires upon the earlier of (a) the tenth anniversary of the grant date and (b) the first anniversary of the date on which the option holder ceased serving as a non-employee director.

     Pursuant to the Director Stock Option Plan, Messrs. Bruno and Morgan each received an option to purchase 15,000 shares of common stock in September 1997 upon the adoption of the Director Stock Option Plan by our stockholders. Mr. Stettner received an option to purchase 15,000 shares of common stock in March 1999 upon his election to our board.

     In addition, on December 16, 1998, our board voted to grant to each of Messrs. Bruno and Morgan, as the only non-employee directors then serving, options to purchase 35,000 shares of common stock at an exercise price of $1.875 per share, which represented the closing price of common stock on the grant date. These options were issued under our Incentive and Nonqualified Stock Option Plan. They vest over a two-year period, except that vesting will accelerate in full in the event the Financial Accounting Standards Board adopts certain proposed changes to the method of accounting for options granted to non-employee directors. Based on publicly available reports, we believe those changes may be adopted in or around September 1999.

                      INFORMATION ABOUT EXECUTIVE OFFICERS


BACKGROUND INFORMATION ABOUT EXECUTIVE OFFICERS

     Brief biographies of our executive officers, as of June 15, 1999, follow. You will find information about their holdings of common stock on page 15.

KILLKO A. CABALLERO                 You will find background information about Mr. Caballero on page 4.
CHIEF EXECUTIVE OFFICER
   AND PRESIDENT

DAVID O. BUNDY                      Mr. Bundy has been Chief Technology Officer since July 1998.  He was
CHIEF TECHNOLOGY OFFICER            Vice President of Engineering from January 1994 to July 1998 and Vice
                                    President and Principal Engineer from September 1991 to December 1993.

CHRISTINE J. COX                    Ms. Cox has been Chief Financial Officer since December 1998 and Vice
CHIEF FINANCIAL OFFICER             President of Finance since August 1997.  She was Corporate Controller
  AND VICE PRESIDENT OF FINANCE     from October 1996 to August 1997.  Ms. Cox served as Division Controller and Treasurer of Sequoia Systems, Inc., a fault-tolerant and business-critical microcomputer company, from May 1996 to October 1996, Operations Controller of
                                    Sequoia from June 1995 to May 1996, and held other financial management positions at Sequoia from August 1993 to June 1995.

JOHN E. KELLY                       Mr. Kelly has been Vice President of Worldwide Sales and Marketing since
VICE PRESIDENT OF                   March 1999.  He founded Aura Networks, a developer of datacentric digital
   WORLDWIDE SALES                  Worldwide Sales loop carrier products, in May 1997 and was President of
   AND MARKETING                    Aura from May 1997 until November 1998. From 1993 to April 1997, Mr. Kelly was Vice President of Marketing at Intraplex, Incorporated, a developer of digital network products for broadcast and wireless communications, which was acquired by Harris Corporation in November 1998.


EXECUTIVE OFFICER COMPENSATION

     SUMMARY COMPENSATION TABLE FOR 1996, 1997 AND 1998

     The following table summarizes certain information with respect to the annual and long-term compensation that we paid for the past three fiscal years to the following persons (the "Named Officers"):

     -   Killko Caballero, our only chief executive officer in 1998; and

     - David Bundy and Christine Cox, our other two executive officers whose compensation for services rendered in all capacities to White Pine exceeded $100,000 during 1998.

     All of the options described in the following table have a maximum term of seven to ten years, subject to earlier termination in the event of the optionee's cessation of service with us. The options are exercisable during the optionee's lifetime only by the optionee. They are exercisable by the optionee only while the optionee is one of our employees or advisors and for certain limited periods of time after termination of employment.

                                          SUMMARY COMPENSATION TABLE


                                                                              LONG-TERM
                                                                            COMPENSATION
                                                                          ----------------
                                                                               AWARDS
                                                          ANNUAL          ----------------
                                                       COMPENSATION          SECURITIES
                                                 ------------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR   SALARY($)    BONUS($)      OPTIONS(#)      COMPENSATION($)
--------------------------------          ------ ------------ ----------- ---------------- -------------------

Killko A. Caballero .....................   1998     $150,445          --        35,000            --
   Chief Executive Officer and              1997      124,347     $20,000        50,000            --
     President                              1996       90,420      15,000            --            --

David O. Bundy ..........................   1998      132,405          --        20,000          $20,000
   Chief Technology Officer                 1997      119,909      15,000        60,000            --
                                            1996      110,000      15,000        10,000            --

Christine J. Cox ........................   1998      105,467          --        20,000            --
   Chief Financial Officer and              1997       83,384      15,000        37,000            --
      Vice President of Finance             1996       11,688       1,000         6,000            --



     The other compensation paid to Mr. Bundy in 1998 consisted of amounts paid in connection with Mr. Bundy's relocation, at our request, to New Hampshire.

     OPTION GRANTS IN 1998

     The following table summarizes (a) option grants to the Named Officers during 1998 and (b) the value of options held by the Named Officers at December 31, 1998. The amounts shown in the last two columns represent hypothetical gains that could be achieved for the respective options if exercised at the end of their option terms. These gains are based on assumed rates of stock appreciation of five percent and ten percent, compounded annually from the date the respective options were granted to the date of their expiration. The gains shown are net of the option price, but do not include deductions for taxes or other expenses that may be associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the option holders' continued employment through the option term, and the date on which the options are exercised.


                                      OPTION GRANTS IN LAST FISCAL YEAR


                                                    INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                               -----------------------------------------------------------      VALUE AT ASSUMED
                                               PERCENT OF                                         ANNUAL RATES
                                 NUMBER OF        TOTAL                                          OF STOCK PRICE
                                SECURITIES       OPTIONS       EXERCISE OR                      APPRECIATION FOR
                                UNDERLYING     GRANTED TO      BASE PRICE                         OPTION TERM
                                  OPTIONS     EMPLOYEES IN         PER         EXPIRATION  -----------------------
NAME                            GRANTED(#)     FISCAL YEAR     SHARE($/SH)        DATE       5%($)        10%($)
-------                        ------------- --------------- ---------------  ------------ ----------  -----------


Killko A. Caballero ......       35,000           7%            $1.875          12/16/08     $41,271      $104,589
David O. Bundy ...........       20,000           4              1.875          12/16/08      23,584        59,765
Christine J. Cox .........       20,000           4              1.875          12/16/08      23,584        59,765


     AGGREGATED OPTION EXERCISES IN 1998 AND OPTION VALUES AT DECEMBER 31, 1998

     The following table summarizes information about options exercised during 1998, and the value of unexercised options held at the end of 1998, by the Named Officers. The closing sale price for our common stock as reported on the Nasdaq National Market on December 31, 1998 was $2.375. For purposes of the last column in the table, value is calculated on the basis of the difference between the option exercise price and $2.375, multiplied by the number of shares of common stock underlying the options.


                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR-END OPTION VALUES



                                                             NUMBER OF               VALUE OF UNEXERCISED
                           SHARES                       UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                          ACQUIRED                     AT FISCAL YEAR-END(#)          FISCAL YEAR-END($)
                             ON          VALUE     ----------------------------- -----------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
-------                 ------------ ------------- ----------------------------- -----------------------------
Killko A. Caballero ....    --            --              12,500/72,500                      --/$17,500
David O. Bundy .........    --            --              60,485/59,515                 $58,125/$10,000
Christine J. Cox .......    --            --              11,375/42,625                      --/$10,000



RELATED PARTY TRANSACTIONS

      We entered into a nondisclosure and noncompetition agreement with David O. Bundy dated February 15, 1996. Pursuant to the agreement, Mr. Bundy agreed that while employed by us and for a period of 19 months following the termination of his employment with us for any reason, he will not, directly or indirectly, compete with us or solicit any of our contractors, suppliers, existing customers or prospective customers on behalf of himself or any other entity that engages in the sale, distribution or development of or research concerning computer software and technology. If Mr. Bundy's employment is terminated without cause during the term of the agreement, he will be entitled to his base salary for six months or until he becomes employed elsewhere, whichever occurs first; PROVIDED, HOWEVER, that if his new salary is lower than his base salary at White Pine, we will pay the difference for the balance of the six-month period. Pursuant to the agreement, Mr. Bundy was granted a stock option on February 29, 1996 to purchase 5,000 shares of common stock at an exercise price of $2.50 per share.

     On March 16, 1998, Robert Hadden resigned as our Vice President of Sales. In connection with the resignation, we entered into a separation agreement with Mr. Hadden, effective as of March 16, 1998, under which we paid him severance fees totalling $50,000 over the six-month period following the termination of his employment.

     We entered into a letter agreement with Christine J. Cox dated August 5, 1997 with respect to Ms. Cox's employment as our Vice President of Finance. The letter agreement establishes a base salary of $100,000 per year and provides for a maximum annual incentive bonus of $15,000, based upon achievement of specific milestones to be established by us. If Ms. Cox's employment is terminated without cause during the term of the agreement, she will be entitled to her base salary for six months. The letter agreement does not provide for any minimum period of employment, and therefore Ms. Cox continues to be an at-will employee of White Pine.

                       INFORMATION ABOUT STOCK OWNERSHIP


STOCK OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-5% STOCKHOLDERS

     The following table sets forth information with respect to the beneficial ownership of our common stock as of May 31, 1999, by (a) each of our directors,
(b) each of the Named Officers, (c) all of our directors and executive officers as a group and (d) each of the persons (or groups of affiliated persons) known by us to own beneficially more than five percent of the outstanding shares of common stock. Unless otherwise noted:

     - The address of our directors and executive officers is in care of White Pine Software, Inc., 542 Amherst Street, Nashua, New Hampshire 03063.

     - Each person or group identified in the table possesses sole voting and investment power with respect to such shares, subject to community property laws, where applicable. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days of May 31, 1999 are treated as outstanding only for purposes of determining the amount and percentages beneficially owned by that person or group.


                                                                                     SHARES         PERCENT
                                                                                   BENEFICIALLY   BENEFICIALLY
NAME AND ADDRESS                                                                      OWNED          OWNED
---------------------                                                             -------------  -------------


Austin W. Marxe and David Greenhouse ........................................        1,237,500       11.6%
153 East 53 Street, 51st Floor
New York, New York 10022

Adam Stettner ...............................................................        1,237,500       11.6
153 East 53 Street, 51st Floor
New York, New York 10022

Hambrecht & Quist Group .....................................................          868,028        8.2
One Bush Street
San Francisco, California 94104

Labtam Communications Pty. Ltd.,
Dawson N. Johns and Anthony J. Oxley ........................................          841,000        7.9
33 Malcolm Road
Braeside, Victoria, Australia

Consortium de Realisation ...................................................          820,330        7.7
27-29 rue Le Peletier
75009 Paris, France

Charles Lingel ..............................................................          562,340        5.3
c/o Infoconix Inc.
704 228th Avenue, N.E., #414
Redmond, Washington 98053

Killko A. Caballero .........................................................          426,449        4.0

Arthur H. Bruno .............................................................          158,874        1.5

David O. Bundy ..............................................................           51,630         *

Jonathan G. Morgan ..........................................................           28,611         *

Christine J. Cox ............................................................           19,672         *

All directors and executive officers as a group (7 persons) .................        1,923,736       17.7


----------------
*  Represents less than 1% of the outstanding shares of common stock.

     The information reported regarding Messrs. Marxe and Greenhouse is based on Amendment No. 2 to Schedule 13D filed with the Securities and Exchange Commission on February 11, 1999 by Special Situations Fund III, L.P.,
MGP Advisers Limited Partnership, Special Situations Technology Fund, L.P.,
SST Advisers, L.L.C., Special Situations Cayman Fund, L.P., AWM Investment Company, Inc., Austin W. Marxe and David Greenhouse. Of the 1,237,500 shares,
(a) 824,200 shares are beneficially owned by Special Situations Fund III, L.P. and MGP Advisers Limited Partnership (the general partner of and investment advisor to Special Situations Fund III, L.P.), (b) 143,600 shares are beneficially owned by Special Situations Technology Fund, L.P. and
SST Advisers, L.L.C. (the general partner of and investment advisor to Special Situations Technology Fund, L.P.), and (c) 269,700 shares are beneficially owned by Special Situations Cayman Fund,L.P. and AWM Investment Company, Inc. (the general partner of and investment advisor to Special Situations Cayman Fund, L.P.). Messrs. Marxe and Greenhouse, who serve as officers, directors and members or principal shareholders of the three investment advisors, claim sole voting and dispositive powers for all of the 1,237,500 shares.

     The 1,237,500 shares deemed to be beneficially owned by Mr. Stettner consist solely of the shares described in the preceding paragraph. Mr. Stettner is an employee of an entity controlled by Messrs. Marxe and Greenhouse.
Mr. Stettner disclaims ownership of all of these shares, other than the 143,600 shares owned by Special Situations Technology Fund, L.P., of which he is the managing director.

     The information reported regarding Labtam Communications, Dawson N. Johns and Anthony J. Oxley relates to shares issued to Labtam Communications in exchange for certain assets sold to us. Labtam Communications is controlled by Messrs. Johns and Oxley.

     The information reported regarding the Hambrecht & Quist Group is based on Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 1999 by H&Q London Ventures, Venture Associates (BVI) Limited, Hamquist, Hambrecht & Quist Venture Partners, H&Q Venture Partners LLC, Hambrecht & Quist California and Hambrecht & Quist Group. Of the 868,028 shares,
(a) 623,167 shares are directly owned by H&Q London Ventures, (b) 243,861 shares are directly owned by Hambrecht & Quist Venture Partners and (c) 1,000 shares are directly owned by Hambrecht & Quist Group. All of the reporting parties claim shared voting and dispositive powers for all of the 868,028 shares.

     The information reported regarding the Consortium de Realisation is based on a Schedule 13G filed with the Securities and Exchange Commission on October 2, 1997 by Consortium de Realisation, CDR Enterprises and Land Free Investment. All of the 820,330 shares are directly owned by Land Free Investment, which is a direct subsidiary of CDR Enterprises and an indirect subsidiary of Consortium de Realisation. All of the reporting parties claim shared voting and dispositive powers for all of the 820,330 shares.

     The information reported regarding Mr. Lingel is based on an Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 11, 1998 by Mr. Lingel.

     The information reported regarding our directors and executive officers includes options, exercisable by the following, within 60 days of May 31, 1999, to purchase the indicated numbers of shares of common stock:




          Killko A. Caballero ..........................   23,125
          Arthur H. Bruno ..............................  108,750
          David O. Bundy ...............................   50,625
          Jonathan G. Morgan ...........................   28,611
          Christine J. Cox .............................   17,125



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission reports of ownership on Form 3 and reports of changes in ownership on Forms 4 and 5. These directors, executive officers and ten-percent stockholders must furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of the forms furnished to us, we believe that all Section 16(a) reports applicable to our directors, executive officers and ten-percent stockholders with respect to reportable transactions during 1998 were filed on a timely basis, except that Arthur Bruno filed in December 1998 a Form 4 with respect to one transaction due on September 10, 1998 and each of Mr. Bruno, Jonathan Morgan, Killko Caballero, David Bundy and Christine Cox filed in June 1999 a Form 5 due on February 14, 1999 with respect to one transaction.

                                                                       EXHIBIT A


                            WHITE PINE SOFTWARE, INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                 (AMENDED AND RESTATED AS OF DECEMBER 16, 1998)


SECTION 1.  PURPOSE

     This White Pine Software, Inc. 1996 Employee Stock Purchase Plan, as amended and restated as of December 16, 1998 (the "Plan"), is intended to provide a method whereby employees of White Pine Software, Inc. and certain of its subsidiaries will have an opportunity to acquire ownership interests (or increase their existing ownership interests) in White Pine Software, Inc. through the purchase of shares of common stock, $.01 par value, of White Pine Software, Inc. ("Common Stock"). It is the intention of White Pine Software, Inc. that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

SECTION 2.  DEFINITIONS

     As used herein, the following terms shall have the indicated meanings:

         (a)  "Board" means the Board of Directors of the Company.

         (b) "Committee" means the Compensation Committee of the Board.

         (c) "Company" means White Pine Software, Inc., as well as any Subsidiary designated as a participant in the Plan by the Board, unless the context otherwise requires.

         (d) "Compensation" means, for the purpose of any Offering pursuant to the Plan, base pay in effect as of the Offering Commencement Date, PROVIDED that "Compensation" shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to
              Section 401(k) of the Code or to a cafeteria plan pursuant to
              Section 125 of the Code.

         (e) "Designated Officer" means the Treasurer of White Pine Software, Inc. or, if there is no person serving as Treasurer, the chief financial officer of White Pine Software, Inc. (whether or not the person serving in such capacity has the title of Chief Financial Officer).

         (f) "Employee" means any person who is customarily employed by the Company for more than twenty hours per week and more than five months in any calendar year.

         (g) "Offering," "Offering Commencement Date" and "Offering Termination Date" have the respective meanings set forth in Section 4.

         (h) "Subsidiary" means any present or future corporation that is or would constitute a "subsidiary corporation" of White Pine Software, Inc., as that term is defined in Section 424(f) of the Code.


SECTION 3.  ELIGIBILITY

     (a) Participation in the Plan is completely voluntary. Participation in any one or more of the Offerings under the Plan shall neither limit nor require participation in any other Offering.

     (b) Each employee of the Company shall be eligible to participate in the Plan on the first Offering Commencement Date following the completion of six months of continuous service with the Company. Notwithstanding the foregoing, no employee shall be granted an option under the Plan:

         (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary (it being understood that, for purposes of this Section, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee); or

         (ii) that permits his rights to purchase stock under all Section 423 employee stock purchase plans of the Company and its Subsidiaries to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding (it being understood that, for purposes of this Section, the rules of Section 423(b)(8) of the Code shall apply).

SECTION 4.  OFFERING DATES

     The right to purchase stock hereunder shall be made available by a series of six-month offerings (each an "Offering" and collectively "Offerings") to employees eligible in accordance with Section 3. The Committee will, in its discretion, determine the applicable date of commencement ("Offering Commencement Date") and termination date ("Offering Termination Date") for each Offering. Participation in any one or more of the Offerings shall neither limit nor require participation in any other Offering.

SECTION 5.  PARTICIPATION

     Any eligible employee may become a participant in an Offering by completing a payroll deduction authorization form provided by the Company and filing it with the Designated Officer of the Company at least five business days prior to the applicable Offering Commencement Date, as determined by the Committee pursuant to Section 4. A participant who obtains shares of Common Stock in one Offering will be deemed to have elected to participate in each subsequent Offering, PROVIDED such participant is eligible to participate in the subsequent Offering and has not specifically elected not to participate in the Offering. Such participant will also be deemed to have authorized the same payroll deductions under Section 6 for each such subsequent Offering as in the immediately preceding Offering; PROVIDED, HOWEVER, that, during the enrollment period prior to each new Offering, the participant may elect to change such participant's payroll deductions by submitting a new payroll deduction authorization form.

SECTION 6.  PAYROLL DEDUCTIONS

     (a) At the time a participant files a payroll deduction authorization form with respect to an Offering, the participant shall elect to have deductions made from the participant's pay on each payday during the Offering in which he or she is a participant, at a specified percentage of the participant's Compensation as determined on the applicable Offering Commencement Date. The specified percentage shall be in increments of one percent up to a maximum percentage of six percent.

     (b) Payroll deductions for a participant shall commence on the Offering Commencement Date when the applicable authorization for a payroll deduction becomes effective and, subject to the last sentence of Section 6, shall end on the Offering Termination Date of the Offering to which such authorization is applicable, unless sooner terminated by the participant as provided in
Section 9.

     (c) All payroll deductions made for a participant shall be credited to the participant's account under the Plan. A participant may not make any separate cash payment into such account.

SECTION 7.  GRANTING OF OPTION

     (a) Except as provided in Section 3(b)(ii), on the Offering Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock determined as follows: (i) 85% of the market value per share of the Common Stock (determined as provided in Section 7(b)(i)) on the applicable Offering Commencement Date shall be divided into the percentage of the employee's Compensation which the employee has elected to have withheld (multiplied by the employee's Compensation over the Offering Period), multiplied by (ii) two.

     (b) The option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be the lower of:

         (i) 85% of the average of the bid and asked prices as reported by Nasdaq Stock Market, Inc. in THE WALL STREET JOURNAL, or, if the Common Stock is designated as a Nasdaq National Market security, the last trading price of the Common Stock as reported on the Nasdaq National Market in THE WALL STREET JOURNAL, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Commencement Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock have been traded on the Offering Commencement Date); or if the Common Stock is not quoted by Nasdaq Stock Market, Inc., not designated as a Nasdaq National Market security and not listed on an exchange, 85% of the fair market value on the Offering Commencement Date as determined by the Committee; and

         (ii) 85% of the average of the bid and asked prices as reported by Nasdaq Stock Market, Inc. in THE WALL STREET JOURNAL, or, if the Common Stock is designated as a Nasdaq National Market security, the last trading price of the Common Stock as reported by the Nasdaq National Market in THE WALL STREET JOURNAL, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common

     Stock shall have been traded on the Offering Termination Date); or if the Common Stock is not quoted by Nasdaq Stock Market, Inc., not designated as a Nasdaq National Market security and not listed on an exchange, 85% of the fair market value on the Offering Termination Date as determined by the Committee.

SECTION 8.  EXERCISE OF OPTION

     (a) Unless a participant gives written notice to the Designated Officer as hereinafter provided, the participant's option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the participant pursuant to
Section 7(a)), and any excess in the participant's account at that time will be returned to the participant, without interest.

     (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions that would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Designated Officer, to have the excess cash returned to the participant.

SECTION 9.  WITHDRAWAL AND TERMINATION

     (a) Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to the participant's account for such Offering under the Plan by giving written notice to the Designated Officer. All of the participant's payroll deductions credited to such account will be paid to the participant promptly after receipt of notice of withdrawal, without interest, and no future payroll deductions will be made from the participant's pay during such Offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.

     (b) A participant's election not to participate in, or withdrawal from, any Offering will not have any effect upon the participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     (c) Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to the participant's account will be returned to the participant, or, in the case of the participant's death, to the person or persons entitled thereto under Section 13.

     (d) Upon termination of the participant's employment because of death, the participant's beneficiary (as designated pursuant to Section 13) shall have the right to elect, by written notice given to the Designated Officer prior to the expiration of a period of ninety days commencing with the date of the death of the participant, either:

         (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

         (ii) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price (subject to the limitation contained in Section 7(a)), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Designated Officer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.

SECTION 10.  INTEREST

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating employee.

SECTION 11.  STOCK

     (a) The maximum number of shares of Common Stock available for issuance and purchase by employees under the Plan (including shares issued prior to the amendment and restatement hereof on December 16, 1998), subject to adjustment upon changes in capitalization of the Company as provided in Section 16, shall be 200,000 shares. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Section 8 exceeds the number of shares that remain available for issuance and purchase by employees under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, with the balances of payroll deductions credited to the account of each participant under the Plan returned to each participant.

     (b) The participant will have no interest in the stock covered by the participant's option until such option has been exercised.

SECTION 12.  ADMINISTRATION

     The Plan shall be administered by the Committee. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended or repealed by the Committee.

SECTION 13.  DESIGNATION OF BENEFICIARY

     A participant shall file with the Designated Officer a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.


SECTION 14.  TRANSFERABILITY

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9(a).

SECTION 15.  USE OF FUNDS

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

SECTION 16.  EFFECT OF CHANGES OF COMMON STOCK

     If at any time after the effective date of the Plan the Company shall subdivide or reclassify the Common Stock which has been or may be optioned under the Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Committee, following consultation with the Company's independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

SECTION 17.  AMENDMENT OR TERMINATION

     The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan.

SECTION 18.  NOTICES

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Designated Officer.

SECTION 19.  MERGER OR CONSOLIDATION

     If the Company shall at any time merge into or consolidate with another corporation, the holder of each option then outstanding will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option and for each share as to which such option shall be exercised, the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation. In accordance with this Section and Section 16, the Committee shall determine the kind and amount of such securities or property which such holder of an option shall be entitled to receive. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

SECTION 20.  APPROVAL OF STOCKHOLDERS

     The Plan is subject to the approval of the stockholders of the Company by written consent or at their next annual meeting or at any special meeting of the stockholders for which one of the purposes of such a special meeting shall be to act upon the Plan.

SECTION 21.  GOVERNMENTAL AND OTHER REGULATIONS

     The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of the State of New Hampshire. In the event of any inconsistency between such provisions of the Code and any such laws, the provisions of the Code shall govern to the extent necessary to preserve the favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.

                            WHITE PINE SOFTWARE, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, revoking all prior proxies, hereby authorizes and appoints Killko A. Caballero and Christine J. Cox, and each them, as proxies with full power of substitution in each, to vote all shares of common stock, par value $.01 per share, of White Pine Software, Inc. held of record by the undersigned as of the close of business on May 31, 1999, at the 1999 Annual Meeting of Stockholders to be held at 10:00 A.M. on Wednesday, July 28, 1999 at the offices of Foley, Hoag & Eliot LLP, Sixteenth Floor, One Post Office Square, Boston, Massachusetts 02109, and at any adjournments thereof, on all matters that may properly come before said meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE OR, IN THE ABSENCE OF SUCH DIRECTION, WILL BE VOTED FOR EACH PROPOSAL LISTED ON THE REVERSE. UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES.

                         (TO BE SIGNED ON REVERSE SIDE)

/X/ Please mark your votes as in this example.



PROPOSAL ONE:        Election of four directors

    NOMINEES:        ARTHUR H. BRUNO                         KILLKO A. CABALLERO
                     JONATHAN G. MORGAN                      ADAM STETTNER

    / / FOR all of the nominees listed above             / / WITHHOLD AUTHORITY to vote
                                                              for the nominees listed above


     INSTRUCTIONS:    To withhold authority to vote for one or more nominees, write his name or their names on the lines below:

                      -------------------------------------------------------------------------------

                      -------------------------------------------------------------------------------



                THE DIRECTORS RECOMMEND A VOTE FOR EACH NOMINEE.


PROPOSAL TWO: Approval of the amendments to the 1996 Employee Stock
              Purchase Plan


  / / FOR                        / / AGAINST                      / / ABSTAIN


               THE DIRECTORS RECOMMEND A VOTE FOR APPROVAL OF THE
              AMENDMENTS TO THE 1996 EMPLOYEE STOCK PURCHASE PLAN.


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



Signature:                              Signature:
          ----------------------------            ----------------------------
                                        (IF HELD JOINTLY)

Dated:                        , 1999    Dated:                        , 1999
          --------------------                    --------------------


NOTE: This Proxy Card must be signed exactly as the name of the stockholder(s) appears on the label above. Executors, administrators, trustees, etc. should give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer.